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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 23, 2005

Liberty Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4643 South Ulster Street, Suite 1300 Denver, CO 80237
(Address of Principal Executive Office)

(303) 220-6600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

        On November 23, 2005, the Registrant published on its website the financial statements of its subsidiary UPC Holding B.V. for the nine months ended September 30, 2005. A copy of the condensed consolidated financial statements of UPC Holding B.V., including a management's discussion and analysis of financial condition and results of operations, is attached hereto as Exhibit 99.1. The information in this report, and the exhibits included herein, are furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.
By:	/s/ LEONARD P. STEGMAN Leonard P. Stegman Vice President

Date: November 23, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Condensed Consolidated Financial Statements and Managements' Discussion and Analysis of Financial Condition and Results of Operations of UPC Holding B.V.

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  Item 7.01. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX